                                   EXHIBIT 16

ALPHA VARIABLE ANNUITY
SCHEDULE OF COMPUTATION OF PERFORMANCE

The following examples are calculated in accordance with the methods described in the Prospectus and Statement of Additional Information:

1. NON-STANDARD AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 12/31/96

The formula for calculating non-standard average annual total return is as follows:

                         n
                  / ERV \
                  | --- | -1
                  \  P  /

WHERE:

ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
P = hypothetical initial investment of $1,000 n = 1/number of years

EXAMPLES AT AUV:

OPPENHEIMER GROWTH

                                    1
     1996                /$1,167.45\
                         |---------|  -1 = 16.75%
                         \  1,000  /

12/1/94 - 12/31/96
                                    .48
                         / $1,568  \
                         |---------|  -1 = 24.13%
                         \  1,000  /


OPPENHEIMER BOND

                                    1
     1996                /$1,019.94\
                         |---------|  -1 = 1.99%
                         \  1,000  /

12/1/94 - 12/31/96
                                    .48
                         /$1,210.57\
                         |---------|  -1 = 9.61%
                         \  1,000  /


VIPF MONEY MARKET PORTFOLIO

                                    1
     1996                /$1,039.40\
                         |---------|  -1 = 3.94%
                         \  1,000  /

12/1/94 - 12/31/96
                                    .48
                         /$1,088.86\
                         |---------|  -1 = 4.17%
                         \  1,000  /

VIPF HIGH INCOME PORTFOLIO

                                    1
     1996                /$1,124.35\
                         |---------|  -1 = 12.43%
                         \  1,000  /

12/1/94 - 12/31/96
                                    .48
                         /$1,345.74\
                         |---------|  -1 = 15.32%
                         \  1,000  /


VIPF EQUITY INCOME PORTFOLIO

                                    1
     1996                /$1,126.82\
                         |---------|  -1 = 12.68%
                         \  1,000  /

12/1/94 - 12/31/96
                                    .48
                         /$1,517.19\
                         |---------|  -1 = 22.15%
                         \  1,000  /

VIPF GROWTH PORTFOLIO

                                    1
     1996                /$1,130.94\
                         |---------|  -1 = 13.09%
                         \  1,000  /

12/1/94 - 12/31/96
                                    .48
                         /$1,569.52\
                         |---------|  -1 = 24.16%
                         \  1,000 /

VIPF OVERSEAS PORTFOLIO
                                    1
     1996                /$1,116.31\
                         |---------|  -1 = 11.63%
                         \  1,000  /

12/1/94 - 12/31/96
                                    .48
                         /$1,204.48\
                         |---------|  -1 =  9.34%
                         \  1,000  /

VIPF-II ASSET MANAGER
                                    1
     1996                /$1,129.99\
                         |---------|  -1 = 13.00%
                         \  1,000  /

12/1/94 - 12/31/96
                                    .48
                         /$1,277.73\
                         |---------|  -1 = 12.48%
                         \  1,000  /

VIPF-II INDEX 500 PORTFOLIO

5/1/96 - 12/31/96                  1.5
                         /$1,136.72\
                         |---------|  -1 =  21.19%
                         \  1,000  /

VIPF-II CONTRAFUND PORTFOLIO

5/1/96 - 12/31/96                  1.5
                         /$1,114.52\
                         |---------|  -1 =  17.66%
                         \  1,000  /

AHVIT GROWTH FUND

5/1/96 - 12/31/96                  1.5
                         /$1,041.57\
                         |---------|  -1 =   6.30%
                         \  1,000  /

AHVIT EMERGING GROWTH FUND

5/1/96 - 12/31/96                  1.5
                         /$ 957.96\
                         |---------|  -1 =  -6.24%
                         \  1,000 /

MFS RESEARCH SERIES

5/1/96 - 12/31/96                  1.5
                         /$1,097.08\
                         |---------|  -1 =  14.91%
                         \  1,000  /

MFS UTILITIES SERIES

5/1/96 - 12/31/96                  1.5
                         /$1,160.24\
                         |---------|  -1 =  24.97%
                         \  1,000  /

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

5/1/96 - 12/31/96                  1.5
                         /$ 919.01\
                         |---------|  -1 = -11.90%
                         \  1,000 /

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

5/1/96 - 12/31/96                  1.5
                         /$ 980.89\
                         |---------|  -1 =  -2.85%
                         \  1,000 /

2.   NON-STANDARD CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 12/31/96:

THE FORMULA FOR CALCULATING THE NON-STANDARD CUMULATIVE TOTAL RETURN IS AS
FOLLOWS:

                         ERV-P
                         -----
                           P
WHERE:
ERV = ENDING REDEEMABLE VALUE OF A HYPOTHETICAL $1,000 PAYMENT MADE AT THE BEGINNING OF THE PERIOD
P = HYPOTHETICAL INITIAL INVESTMENT OF $1,000

EXAMPLES AT AUV:

OPPENHEIMER GROWTH

12/1/94 - 12/31/96

                          $1568.74 - 1,000 = 56.87%
                          -----------------
                                1,000

OPPENHEIMER BOND

12/1/94 - 12/31/96

                          $1,210.57 - 1,000 = 21.06%
                          ------------------
                                1,000

VIPF MONEY MARKET PORTFOLIO

12/1/94 - 12/31/96

                          $1,088.86 - 1,000 =  8.89%
                          ------------------
                                1,000

VIPF HIGH INCOME PORTFOLIO

12/1/94 - 12/31/96

                            $1,345 - 1,000  = 34.67%
                             -------------
                                 1,000

VIPF EQUITY-INCOME PORTFOLIO

12/1/94 - 12/31/96

                           $1,517.19 - 1,000 = 51.72%
                            ----------------
                                  1,000

VIPF GROWTH PORTFOLIO

12/1/94 - 12/31/96

                           $1,569.52 - 1,000 = 56.95%
                            ----------------
                                   1,000

VIPF OVERSEAS PORTFOLIO

12/1/94 - 12/31/96

                       $1,204.48 - 1,000 = 20.45%
                       -----------------
                               1,000

VIPF-II ASSET MANAGER

12/1/94 - 12/31/96

                           $1,277.73 - 1,000 = 27.77%
                             ----------------
                                  1,000

VIPF-II INDEX 500 PORTFOLIO

5/1/96 - 12/31/96

                           $1,136.72 - 1,000 = 13.67%
                            ----------------
                                  1,000

VIPF-II CONTRAFUND PORTFOLIO

5/1/96 - 12/31/96

                           $1,114.52 - 1,000 = 11.45%
                            ----------------
                                  1,000

AHVIT GROWTH FUND

5/1/96 - 12/31/96

                           $1041.57 - 1,000 =   4.16%
                            ---------------
                                  1,000

AHVIT EMERGING GROWTH FUND

5/1/96 - 12/31/96

                             $957.96 - 1,000 = -4.20%
                              --------------
                                  1,000

MFS RESEARCH SERIES

5/1/96 - 12/31/96

                             $1097.08 - 1,000 = 9.71%
                              ---------------
                                  1,000

MFS UTILITIES SERIES

5/1/96 - 12/31/96

                           $1,160.24 - 1,000 = 16.02%
                            ----------------
                                  1,000

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

5/1/96 - 12/31/96

                             $919.01 - 1,000 = -8.10%
                              --------------
                                  1,000

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

5/1/96 - 12/31/96

                             $980.89 - 1,000 = -1.91%
                              --------------
                                  1,000

3.   STANDARD AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 12/31/96

THE FORMULA FOR CALCULATING STANDARD AVERAGE ANNUAL TOTAL RETURN IS AS FOLLOWS:


                         n
                     /ERV\ -1
                     |---|
                     \ P /

WHERE:
ERV = ENDING REDEEMABLE VALUE OF A HYPOTHETICAL $1,000 PAYMENT MADE AT THE BEGINNING OF THE PERIOD ASSUMING THE DEFERRED SALES LOAD WOULD HAVE BEEN 5.9%, FOR THE TIME PERIODS STARTING 12/1/94. FOR THOSE TIME PERIODS OF 2 YEARS OR LESS, THE DEFERRED SALES LOAD WOULD BE 6%. THE $35 ANNUAL ADMINISTRATIVE FEE IS ALSO DEDUCTED FROM ALL EXAMPLES SHOWN.
P = HYPOTHETICAL INITIAL INVESTMENT OF $1,000 n = 1/NUMBER OF YEARS

EXAMPLES AT AUV:

OPPENHEIMER GROWTH

     1996                          1
                         /$1,064.51\
                         |---------|  -1 =  6.45%
                         \  1,000  /

12/1/94 - 12/31/96
                                   .48
                         /$1,404.38\
                         |---------|  -1 = 17.70%
                         \  1,000  /

OPPENHEIMER BOND
                                    1
                         /  $925   \
     1996                |---------|  -1 = -7.42%
                         \  1,000  /

12/1/94 - 12/31/96                 .48
                         /$1,072.59\
                         |---------|  -1 =  3.42%
                         \  1,000  /

VIPF MONEY MARKET PORTFOLIO

     1996
                                    1
                         / $944.14 \
                         |---------|  -1 = -5.59%
                         \  1,000  /

12/1/94 - 12/31/96
                                   .48
                         / $957.24 \
                         |---------|  -1 = -2.08%
                         \  1,000  /

VIFP HIGH INCOME PORTFOLIO

     1996
                                    1
                         /$1,023.99\
                         |---------|  -1 = 2.40%
                         \  1,000  /

12/1/94 - 12/31/96
                                    .48
                         /$1,195.64\
                         |---------|  -1 = 8.96%
                         \  1,000  /

VIPF EQUITY-INCOME PORTFOLIO

     1996
                                    1
                         /$1,026.31\
                         |---------|  -1 = 2.63%
                         \  1,000  /

12/1/94 - 12/31/96
                                    .48
                         /$1,357.32\
                         |---------|  -1 = 15.79%
                         \  1,000  /

VIPF GROWTH PORTFOLIO

                                   1
     1996                /$1,030.19\
                         |---------|  -1 = 3.02%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,408.76\
                         |---------|  -1 = 17.88%
                         \  1,000  /

VIPF OVERSEAS PORTFOLIO

                                   1
     1996                /$1,016.43\
                         |---------|  -1 = 1.64%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,062.42\
                         |---------|  -1 = 2.95%
                         \  1,000 /

VIPF-II ASSET MANAGER

                                   1
     1996                /$1,029.29\
                         |---------|  -1 =2.93%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,132.02\
                         |---------|  -1 = 6.13%
                         \  1,000  /

VIPF-II INDEX 500 PORTFOLIO

5/1/96 - 12/31/96

                                   1.5
                         /$1,035.61\
                         |---------|  -1 = 5.39%
                         \  1,000  /

VIPF-II CONTRAFUND PORTFOLIO

5/1/96 - 12/31/96

                                   1.5
                         /$1,014.75\
                         |---------|  -1 = 2.22%
                         \  1,000  /

AHVIT GROWTH FUND

5/1/96 - 12/31/96

                                   1.5
                         / $946.18 \
                         |---------|  -1 = -7.96%
                         \  1,000  /

AHVIT EMERGING GROWTH FUND

5/1/96 - 12/31/96
                                 1.5
                         / $867.58 \
     1996                |---------|  -1 = -19.19%
                         \  1,000  /

MFS RESEARCH SERIES

5/1/96 - 12/31/96
                                 1.5
                         / $998.36 \
                         |---------|  -1 = -0.25%
                         \ 1,000   /

MFS UTILITIES SERIES

5/1/96 - 12/31/96
                                 1.5
                         /$1,057.73\
                         |---------|  -1 = 8.78%
                         \  1,000  /

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

5/1/96 - 12/31/96
                                 1.5
                         / $830.97 \
                         |---------|  -1 = -24.25%
                         \  1,000  /

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

5/1/96 - 12/31/96

                                 1.5
                         / $889.14 \
                         |---------|  -1 = -16.16%
                         \  1,000  /

4. STANDARD CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 12/31/96:

The formula for calculating the standard cumulative total return is as follows:

                           ERV-P
                           ------
                             P

WHERE:
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming the deferred sales load would have been 5.9%, for the time periods starting 12/1/94. For those time periods of 2 years or less, the deferred sales load would be 6%. The $35 Annual Administrative Fee is also deducted from all examples shown.
P = hypothetical initial investment of $1,000

EXAMPLES AT AUV:

OPPENHEIMER GROWTH

12/1/94 - 12/31/96

                $1,404.38 - 1,000
                -----------------  = 40.44%
                     1,000

OPPENHEIMER BOND

12/1/94 - 12/31/96

               $1,072.59 - 1,000
               ------------------  = 7.26%
                     1,000

VIPF MONEY MARKET PORTFOLIO

12/1/94 - 12/31/96

                $957.24 - 1,000
               -----------------  = -4.28%
                     1,000

VIPF HIGH INCOME PORTFOLIO

12/1/94 - 12/31/96

               $1,195.64 - 1,000
               -----------------  = 19.56%
                     1,000

VIPF EQUITY-INCOME PORTFOLIO

12/1/94 - 12/31/96

               $1,357.32 - 1,000
               -----------------  = 35.73%
                     1,000

VIPF GROWTH PORTFOLIO

12/1/94 - 12/31/96

               $1,408.76 - 1,000
               -----------------  = 40.88%
                     1,000

VIPF OVERSEAS PORTFOLIO

12/1/94 - 12/31/96

               $1,062.42 - 1,000
               -----------------  = 6.24%
                     1,000

VIPF-II ASSET MANAGER

12/1/94 - 12/31/96

               $1,132.02 - 1,000
               -----------------  = 13.20%
                     1,000

VIPF-II INDEX 500 PORTFOLIO

5/1/96 - 12/31/96

               $1,035.61 - 1,000
               -----------------  = 3.56%
                     1,000

VIPF-II CONTRAFUND PORTFOLIO

5/1/96 - 12/31/96


               $1,014.79 - 1,000
               -----------------  = 1.48%
                     1,000

AHVIT GROWTH FUND

5/1/96 - 12/31/96

               $946.18 - 1,000
               -----------------  = -5.38%
                     1,000

AHVIT EMERGING GROWTH FUND

5/1/96 - 12/31/96

               $867.58 - 1,000
               -----------------  = -13.24%
                     1,000

MFS RESEARCH SERIES

5/1/96 - 12/31/96

               $998.36 - 1,000
               -----------------  = -0.16%
                     1,000

MFS UTILITIES SERIES

5/1/96 - 12/31/96

               $1,057.73 - 1,000
               -----------------  = 5.77%
                     1,000

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

5/1/96 - 12/31/96

               $830.97 - 1,000
               -----------------  = -16.90%
                     1,000

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

5/1/96 - 12/31/96

               $ 889.14 - 1,000
               -----------------  = -11.09%
                     1,000

ALPHA FLEX VARIABLE ANNUITY
SCHEDULE OF COMPUTATION OF PERFORMANCE

The following examples are calculated in accordance with methods described in the Prospectus and Statement of Additional Information.

1. NON-STANDARD AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 12/31/96

The formula for calculating non-standard average annual total return is as follows:
                                    n
                         /   ERV  \
                         |--------| -1
                         \    P   /

WHERE:
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
P = hypothetical initial investment of $1,000 n = 1/number of years

EXAMPLES OF AUV:

OPPENHEIMER GROWTH
                                    1
    1996                 /$1,167.45\
                         |---------|  -1 = 16.75%
                         \  1,000  /

12/1/94 - 12/31/96
                                   .48
                         /  $1,508 \
                         |---------|  -1 = 24.13%
                         \  1,000  /

OPPENHEIMER BOND
                                   1
    1996                 /$1,019.94\
                         |---------|  -1 = 1.99%
                         \  1,000  /

12/1/94 - 12/31/96
                                   .48
                         /$1,210.57\
                         |---------|  -1 = 9.61%
                         \  1,000  /

VIPF MONEY MARKET PORTFOLIO

                                   1
    1996                 /$1,039.40\
                         |---------|  -1 = 3.94%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         / 1,088.86\
                         |---------|  -1 = 4.17%
                         \  1,000  /

VIPF HIGH INCOME PORTFOLIO

                                   1
    1996                 /$1,124.35\
                         |---------|  -1 = 12.43%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,345.74\
                         |---------|  -1 = 15.32%
                         \  1,000 /

VIPF EQUITY-INCOME PORTFOLIO

                                   1
    1996                 /$1,126.82\
                         |---------|  -1 = 12.68%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,517.19\
                         |---------|  -1 = 22.15%
                         \  1,000  /

VIPF GROWTH PORTFOLIO

                                   1
    1996                 /$1,130.94\
                         |---------|  -1 = 13.09%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,569.52\
                         |---------|  -1 = 24.16%
                         \  1,000  /

VIPF OVERSEAS PORTFOLIO

                                   1
    1996                 /$1,116.31\
                         |---------|  -1 = 11.63%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,204.48\
                         |---------|  -1 = 9.34%
                         \  1,000  /

VIPF-II ASSET MANAGER

                                   1
    1996                 /$1,129.99\
                         |---------|  -1 = 13.00%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,277.13\
                         |---------|  -1 = 12.48%
                         \  1,000  /

VIPF-II INDEX 500 PORTFOLIO

5/1/96 - 12/31/96

                                   1.5
                         /$1,136.72\
                         |---------|  -1 = 21.19%
                         \  1,000  /

VIPF-II CONTRAFUND PORTFOLIO

5/1/96 - 12/31/96

                                   1.5
                         /$1,114.52\
                         |---------|  -1 = 17.66%
                         \  1,000  /

AHVIT GROWTH FUND

5/1/96 - 12/31/96

                                   1.5
                         /$1,041.57\
                         |---------|  -1 = 6.30%
                         \  1,000  /

AHVIT EMERGING GROWTH FUND

5/1/96 - 12/31/96

                                   1.5
                         / $957.96 \
                         |---------|  -1 = -6.24%
                         \  1,000  /

MFS RESEARCH SERIES

5/1/96 - 12/31/96

                                   1.5
                         /$1,097.08\
                         |---------|  -1 = 14.91%
                         \  1,000  /

MFS UTILITIES SERIES

5/1/96 - 12/31/96

                                   1.5
                         /$1,160.24\
                         |---------|  -1 = 24.97%
                         \  1,000  /

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

5/1/96 - 12/31/96

                                   1.5
                         / $919.01 \
                         |---------|  -1 = -11.90%
                         \  1,000  /

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

5/1/96 - 12/31/96

                                   1.5
                         / $980.89 \
                         |---------|  -1 = -2.85
                         \  1,000  /

NON-STANDARD CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 12/31/96:

The formula for calculating the non-standard cumulative total return is as follows:

                         ERV - P
                         -------
                             P

WHERE:
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period
P = hypothetical initial investment of $1,000

EXAMPLES AT AUV:

OPPENHEIMER GROWTH

12/1/94 - 12/31/96

               $1,568.74 - 1,000
               -----------------  = 56.87%
                     1,000

OPPENHEIMER BOND

12/1/94 - 12/31/96

               $1,210.57 - 1,000
               -----------------  = 21.06%
                     1,000

VIPF MONEY MARKET PORTFOLIO

12/1/94 - 12/31/96

               $1,088.86 - 1,000
               -----------------  = 8.89%
                     1,000

VIPF HIGH INCOME PORTFOLIO

12/1/94 - 12/31/96

                $1,345 - 1,000
               -----------------  = 34.57%
                     1,000

VIPF EQUITY-INCOME PORTFOLIO

12/1/94 - 12/31/96

               $1,517.19 - 1,000
               -----------------  = 51.72%
                     1,000

VIPF GROWTH PORTFOLIO

12/1/94 - 12/31/96

               $1,569.52 - 1,000
               -----------------  = 56.95%
                     1,000

VIPF OVERSEAS PORTFOLIO

12/1/94 - 12/31/96

               $1,204.48 - 1,000
               -----------------  = 20.45%
                     1,000

VIPF-II ASSET MANAGER

12/1/94 - 12/31/96

               $1,277.73 - 1,000
               -----------------  = 27.77%
                     1,000

VIPF-II INDEX 500 PORTFOLIO

5/1/96 - 12/31/96

               $1,136.72 - 1,000
               -----------------  = 13.67%
                     1,000

VIPF-II CONTRAFUND PORTFOLIO

5/1/96 - 12/31/96

               1,114.52 - 1,000
               -----------------  = 11.45%
                     1,000

AHVIT GROWTH FUND
5/1/96 - 12/31/96

               $1,041.57 - 1,000
               -----------------  = 4.16%
                     1,000

AHVIT EMERGING GROWTH FUND

5/1/96 - 12/31/96

               $957.96 - 1,000
               -----------------  = -4.20%
                     1,000

MFS RESEARCH SERIES

5/1/96 - 12/31/96

               $1,097.08 - 1,000
               -----------------  = 9.71%
                     1,000

MFS UTILITIES SERIES

5/1/96 - 12/31/96

               $1,160.24 - 1,000
               -----------------  = 16.02%
                     1,000

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

5/1/96 - 12/31/96

               $919.01 - 1,000
               -----------------  = -8.10%
                     1,000

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

5/1/96 - 12/31/96

               $980.89 - 1,000
               -----------------  = -1.91%
                     1,000

3. STANDARD AVERAGE ANNUAL TOTAL RETURN FOR THE PERIODS ENDED 12/31/96

The formula for calculating Standard average annual total return is as follows:


                                    n
                         /   ERV  \
                         |---------|  - 1
                         \    P   /

WHERE:
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming the deferred sales load would have been 6.9%, for time periods starting 12/1/94. For those time periods of 1 year or less, the deferred sales load would be 8%. The $35 Annual Administrative Fee is also deducted from all examples shown.
P = hypothetical initial investment of $1,000 n = 1/number of years

EXAMPLES AT AUV:

OPPENHEIMER GROWTH

                                   1
    1996                 /$1,041.86\
                         |---------|  -1 = 4.19%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,389.46\
                         |---------|  -1 = 17.10%
                         \  1,000 /

OPPENHEIMER BOND

                                   1
    1996                 / $906.15 \
                         |---------|  -1 = -9.39%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,061.19\
                         |---------|  -1 = 2.89%
                         \  1,000  /

VIPF MONEY MARKET PORTFOLIO

                                   1
    1996                 / $924.05 \
                         |---------|  -1 = -7.60%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         / 947.06 \
                         |---------|  -1 = -2.58%
                         \  1,000  /

VIPF HIGH INCOME PORTFOLIO

                                   1
    1996                 /$1,002.20\
                         |---------|  -1 = 0.22%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,182.94\
                         |---------|  -1 = 8.40%
                         \  1,000  /

VIPF EQUITY-INCOME PORTFOLIO

                                   1
    1996                 /$1,004.48\
                         |---------|  -1 = 0.45%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,342.89\
                         |---------|  -1 = 15.20%
                         \  1,000  /
VIPF GROWTH PORTFOLIO

                                   1
    1996                 /$1,008.27\
                         |---------|  -1 = 0.83%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,393.79\
                         |---------|  -1 = 17.28%
                         \  1,000  /

VIPF OVERSEAS PORTFOLIO

                                   1
    1996                 / $994.8  \
                         |---------|  -1 = -0.52%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,051.13\
                         |---------|  -1 = 2.42%
                         \  1,000  /

VIPF-II ASSET MANAGER

                                   1
    1996                 /$1,007.39\
                         |---------|  -1 = 0.74%
                         \  1,000  /

12/1/94 - 12/31/96

                                   .48
                         /$1,119.99\
                         |---------|  -1 = 5.59%
                         \  1,000  /

VIPF-II INDEX 500 PORTFOLIO

5/1/96 - 12/31/96

                                   1.5
                         /$1,013.58\
                         |---------|  -1 = 2.04%
                         \  1,000  /

VIPF-II CONTRAFUND PORTFOLIO

5/1/96 - 12/31/96

                                   1.5
                         / $993.16 \
                         |---------|  -1 = -1.02%
                         \  1,000  /

AHVIT GROWTH FUND

5/1/96 - 12/31/96

                                   1.5
                         / $926.04 \
                         |---------|  -1 = -10.89%
                         \  1,000  /

AHVIT EMERGING GROWTH FUND

5/1/96 - 12/31/96

                                   1.5
                         / $849.12 \
                         |---------|  -1 = -21.76%
                         \  1,000  /

MFS RESEARCH SERIES

5/1/96 - 12/31/96

                                   1.5
                         / $977.12 \
                         |---------|  -1 = -3.41%
                         \  1,000  /

MFS UTILITIES SERIES

5/1/96 - 12/31/96

                                   1.5
                         /$1,035.22\
                         |---------|  -1 = 5.33%
                         \  1,000  /

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

5/1/96 - 12/31/96

                                   1.5
                         / $813.29 \
                         |---------|  -1 = -26.66%
                         \  1,000  /

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

5/1/96 - 12/31/96

                                   1.5
                         / $870.22 \
                         |---------|  -1 = -18.82%
                         \  1,000  /

4. STANDARD CUMULATIVE TOTAL RETURNS FOR THE PERIODS ENDED 12/31/96:

The formula for calculating the standard cumulative total return is as follows:

                           ERV - P
                           -------
                              P

WHERE:
ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period assuming the deferred sales load would have been 5.9%, for time periods starting 12/1/94. For those time periods of 1 year or less, the deferred sales load would be 8%. The $35 Annual Administrative Fee is also deducted from all examples shown.
P = hypothetical initial investment of $1,000

EXAMPLES AT AUV:

OPPENHEIMER GROWTH

12/1/84 - 12/31/96

               $1,389.46 - 1000
               -----------------  = 38.95%
                     1,000

OPPENHEIMER BOND

12/1/94 - 12/31/96

               $1,061.19 - 1,000
               -----------------  = 6.12%
                     1,000

VIPF MONEY MARKET PORTFOLIO

12/1/94 - 12/31/96

               $947.06 - 1,000
               -----------------  = -5.29%
                     1,000

VIPF HIGH INCOME PORTFOLIO

12/1/94 - 12/31/96

               $1,182.94 - 1,000
               -----------------  = 18.29%
                     1,000

VIPF EQUITY-INCOME PORTFOLIO

12/1/94 - 12/31/96

               $1,342.89 - 1,000
               -----------------  = 34.29%
                     1,000

VIPF GROWTH PORTFOLIO

12/1/94 - 12/31/96

               $1,393.79 - 1,000
               -----------------  = 39.38%
                     1,000

VIPF OVERSEAS PORTFOLIO

12/1/94 - 12/31/96

               $1,051.13 - 1,000
               -----------------  = 5.11%
                     1,000

VIPF-II ASSET MANAGER

12/1/94 - 12/31/96

               $1,119.99 - 1,000
               -----------------  = 12.00%
                     1,000

VIPF-II INDEX 500 PORTFOLIO

5/1/96 - 12/31/96

               $1,013.58 - 1,000
               -----------------  = 1.36%
                     1,000

VIPF-II CONTRAFUND PORTFOLIO

5/1/96 - 12/31/96

               $993.16 - 1,000
               -----------------  = -0.68%
                     1,000

AHVIT GROWTH FUND

5/1/96 - 12/31/96

               $926.04 - 1,000
               -----------------  = -7.40
                     1,000

AHVIT EMERGING GROWTH FUND

5/1/96 - 12/31/96

                $849.12 - 1,000
               -----------------  = -15.09%
                     1,000

MFS RESEARCH SERIES

5/1/96 - 12/31/96

               $977.12 - 1,000
               -----------------  = -2.29%
                     1,000

MFS UTILITIES SERIES

5/1/96 - 12/31/96

               $1,035.22 - 1,000
               -----------------  = 3.52%
                     1,000

ALGER AMERICAN SMALL CAPITALIZATION PORTFOLIO

5/1/96 - 12/31/96

               $813.29 - 1,000
               -----------------  = -18.67%
                     1,000

ALGER AMERICAN MIDCAP GROWTH PORTFOLIO

5/1/96 - 12/31/96

               $870.22 - 1,000
               -----------------  = -12.98%
                     1,000